UNITED STATES BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA
LOS ANGELES DIVISION

In Re. BCI Acquisition Inc §
§
____________________ §
Debtor(s) §

Case No. 23-14155

Lead Case No. 23-14154

☒ Jointly Administered

Monthly Operating Report

Chapter 11

Reporting Period Ended: 09/30/2023

Petition Date: 07/02/2023

Months Pending: 3

Industry Classification: 2 0 6 4

Reporting Method: Accrual Basis ○ Cash Basis ◉

Debtor's Full-Time Employees (current): 53

Debtor's Full-Time Employees (as of date of order for relief): 59

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

- ☒ Statement of cash receipts and disbursements
- ☐ Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
- ☐ Statement of operations (profit or loss statement)
- ☐ Accounts receivable aging
- ☐ Postpetition liabilities aging
- ☐ Statement of capital assets
- ☐ Schedule of payments to professionals
- ☐ Schedule of payments to insiders
- ☒ All bank statements and bank reconciliations for the reporting period
- ☐ Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Edward Bidanset, CRO
Signature of Responsible Party

10/19/2023
Date

Edward Bidanset, CRO
Printed Name of Responsible Party

6305 Alondra Blvd.
Paramount, CA 90723
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies.

Debtor's Name BCI Acquisition Inc Case No. 23-14155

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$23,730	
b.	Total receipts (net of transfers between accounts)	$1,311,763	$3,496,447
c.	Total disbursements (net of transfers between accounts)	$1,325,338	$3,770,053
d.	Cash balance end of month (a+b-c)	$10,155	
e.	Disbursements made by third party for the benefit of the estate	$0	$2,175,662
f.	Total disbursements for quarterly fee calculation (c+e)	$1,325,338	$5,945,715

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$3,915,984
b.	Accounts receivable over 90 days outstanding (net of allowance)	$1,027,359
c.	Inventory (Book ◉ Market ○ Other ○ (attach explanation))	$4,128,015
d	Total current assets	$10,265,963
e.	Total assets	$13,149,084
f.	Postpetition payables (excluding taxes)	$68,935
g.	Postpetition payables past due (excluding taxes)	$0
h.	Postpetition taxes payable	$0
i.	Postpetition taxes past due	$0
j.	Total postpetition debt (f+h)	$68,935
k.	Prepetition secured debt	$0
l.	Prepetition priority debt	$0
m.	Prepetition unsecured debt	$3,464,299
n.	Total liabilities (debt) (j+k+l+m)	$3,533,234
o.	Ending equity/net worth (e-n)	$9,615,850

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0
b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0
c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$1,311,763	
b.	Cost of goods sold (inclusive of depreciation, if applicable)	$1,095,841	
c.	Gross profit (a-b)	$215,922	
d.	Selling expenses	$0	
e.	General and administrative expenses	$229,497	
f.	Other expenses	$0	
g.	Depreciation and/or amortization (not included in 4b)	$0	
h.	Interest	$0	
i.	Taxes (local, state, and federal)	$0	
j.	Reorganization items	$0	
k.	Profit (loss)	$-13,575	$-1,247,756

Debtor's Name BCI Acquisition Inc Case No. 23-14155

Part 5: Professional Fees and Expenses

				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor's professional fees & expenses (bankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
		Firm Name	Role				
	i			$0	$0	$0	$0
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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor's professional fees & expenses (nonbankruptcy) *Aggregate Total*			$0	$0	$0	$0
	Itemized Breakdown by Firm						
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c.	All professional fees and expenses (debtor & committees)			$0	$0	$0	$0

Part 6: Postpetition Taxes		Current Month	Cumulative
a.	Postpetition income taxes accrued (local, state, and federal)	$0	$0
b.	Postpetition income taxes paid (local, state, and federal)	$0	$0
c.	Postpetition employer payroll taxes accrued	$0	$0
d.	Postpetition employer payroll taxes paid	$59,756	$171,309
e.	Postpetition property taxes paid	$0	$0
f.	Postpetition other taxes accrued (local, state, and federal)	$0	$0
g.	Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a.	Were any payments made on prepetition debt? (if yes, see Instructions)	Yes ○	No ◉		
b.	Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes ○	No ◉		
c.	Were any payments made to or on behalf of insiders?	Yes ◉	No ○		
d.	Are you current on postpetition tax return filings?	Yes ◉	No ○		
e.	Are you current on postpetition estimated tax payments?	Yes ◉	No ○		
f.	Were all trust fund taxes remitted on a current basis?	Yes ◉	No ○		
g.	Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes ◉	No ○		
h.	Were all payments made to or on behalf of professionals approved by the court?	Yes ○	No ◉	N/A ○	
i.	Do you have: Worker's compensation insurance?	Yes ○	No ◉		
	If yes, are your premiums current?	Yes ○	No ○	N/A ◉	(if no, see Instructions)
	Casualty/property insurance?	Yes ○	No ◉		
	If yes, are your premiums current?	Yes ○	No ○	N/A ◉	(if no, see Instructions)
	General liability insurance?	Yes ○	No ◉		
	If yes, are your premiums current?	Yes ○	No ○	N/A ◉	(if no, see Instructions)
j.	Has a plan of reorganization been filed with the court?	Yes ○	No ◉		
k.	Has a disclosure statement been filed with the court?	Yes ○	No ◉		
l.	Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes ◉	No ○		

Debtor's Name BCI Acquisition Inc Case No. 23-14155

Part 8: Individual Chapter 11 Debtors (Only)

a.	Gross income (receipts) from salary and wages	$0
b.	Gross income (receipts) from self-employment	$0
c.	Gross income from all other sources	$0
d.	Total income in the reporting period (a+b+c)	$0
e.	Payroll deductions	$0
f.	Self-employment related expenses	$0
g.	Living expenses	$0
h.	All other expenses	$0
i.	Total expenses in the reporting period (e+f+g+h)	$0
j.	Difference between total income and total expenses (d-i)	$0
k.	List the total amount of all postpetition debts that are past due	$0
l.	Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes ○ No ●
m.	If yes, have you made all Domestic Support Obligation payments?	Yes ○ No ○ N/A ●

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." *See* 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Edward Bidanset Edward Bidanset
Signature of Responsible Party

Edward Bidanset
Printed Name of Responsible Party

CRO
Title

10/19/2023
Date

Debtor's Name BCI Acquisition Inc Case No. 23-14155

PageOnePartOne

PageOnePartTwo

PageTwoPartOne

PageTwoPartTwo

Debtor's Name BCI Acquisition Inc Case No. 23-14155

Bankruptcy1to50

Bankruptcy51to100

NonBankruptcy1to50

NonBankruptcy51to100

Debtor's Name BCI Acquisition Inc Case No. 23-14155

PageThree

PageFour

NOTES TO MOR

PART 2

- Items e, f, k, m, n, and o: Do not include (1) prepetition/postpetition joint obligation of Ittella International LLC ("Ittella"), Ittella's Chef, LLC, Tattooed Chef, Inc., Myjojo, Inc., New Mexico Food Distributors, Inc., Karsten Tortilla Factory, LLC, BCI Acquisition, Inc., and TTCF-NM Holdings Inc., the Chapter 11 debtors and debtors in possession in the above-captioned, jointly administered, Chapter 11 bankruptcy cases (collectively, the "Debtors") to UMB Bank, n.a., (2) any intercompany obligations/debts between the Debtors, and (3) amounts accrued by, but not paid to, professionals employed by the Debtors' estates.

PART 4

- Items e, f, and k: Do not include (1) any intercompany obligations/debts between the Debtors and (2) amounts accrued by, but not paid to, professionals employed by the Debtors' estates.

PART 7

- Item c: Postpetition intercompany obligations/debts between the Debtors in the ordinary course of business. *See* attached reconciliation.

- Item g: Postpetition debtor in possession financing (and cash collateral use) approved by the Court on an interim basis [Ittella Dkt. 77] and a final basis [Ittella Dkt. 275].

Week Ending:	8/31/2023	9/1/2023	9/8/2023	9/15/2023	9/22/2023	9/29/2023	
Beginning cash		13,640.42	(11,172.94)	(2,942.74)	14,066.28	34,682.40	
Deposits	-	-	-	2,995.70	-	-	2,995.70
Loan xfr out (sweep)	-	-	-	-	-	-	-
Xfr interco	-	60,000.00	400,000.00	174,000.00	410,000.00	235,200.00	1,279,200.00
Payroll	-	(191.58)	(116,962.49)	(193.60)	(111,245.60)	(903.97)	(229,497.24)
Vendor payments issued	-	(84,621.78)	(274,807.31)	(159,793.08)	(278,138.28)	(272,324.91)	(1,069,685.36)
Ending cash	13,640.42	(11,172.94)	(2,942.74)	14,066.28	34,682.40	(3,346.48)	
less UMB owed		-	-				
Rev Ending cash	25,212.60	(11,172.94)	(2,942.74)	14,066.28	34,682.40	(3,346.48)	
Balance EOW		(11,172.94)	(2,942.74)	14,066.28	34,682.40	(3,346.48)	
		0.00	0.00	0.00	-	-	
		September	per stmt	cust deps	diff = xfrs		
Beginning Cash	from stmt	23,729.74					
Deposits to DiP	from Ittella cb			1,308,767.46			
Deposits UMB-509			1,282,195.70	2,995.70			
Total Receipts			1,282,195.70	1,311,763.16	(29,567.46)		1,295,770.30
							(29,567.46)
			per stmt				1,325,337.76
Bank Fee			527.15				
Payroll		229,497.24					
Disbursements		1,069,685.36	1,295,243.15				
Total		1,299,182.60	1,295,770.30		1,295,770.30	total disb	
					(229,497.24)	less PR	
					29,567.46	less xfrs	
					1,095,840.52	total cogs	
Ending Cash - UMB-714		-					
Ending Cash- UMB-509	from stmt	10,155.14					
Total Ending Cash		10,155.14					
Change in cash		13,574.60	13,574.60				
		July	August	September			Cum
Beginning Cash Balance		283,761	617,205	23,730			
Total Receipts Net of trsf	UMB & NM	1,306,606	878,078	1,311,763			3,496,447
Total Disbursemnets Net of		973,162	1,471,553	1,325,338			3,770,053
Cash Balance End of Month		617,205	23,730	10,155	-	-	
Disbursements by third party		983,662	1,192,000	-			2,175,662
Total disbursements - Quarterly fee		1,956,824	2,663,552	1,325,338	-	-	5,945,714
Acct Receivable		5,513,962	5,830,393	3,915,984			
Accounts Receivable over 90		2,142,097	2,000,546	1,027,359			
Inventory		3,625,285	3,598,462	4,128,015			
Total Current Assets		9,765,963	10,015,963	10,265,963			
Total Assets		12,449,084	12,799,084	13,149,084			
Post petition payables		417,248	705,545	68,935			
		-					
Total post petition debt		417,248	705,545	68,935			
		-					
		-					
Prepostition Unsecured Deb t		3,574,253	3,498,274	3,464,299			

Total Liabilities	3,991,501	4,203,819	3,533,233	
Ending Equity	8,457,583	8,595,265	9,615,851	
Gross Income	1,306,606	878,078	1,311,763	
Cost of goods sold	1,681,420	1,268,760	1,095,841	
Gross Profit	(374,814)	(390,682)	215,923	
Selling	33,882			
General & Adm	231,441	202,793	229,497	
Other Expense	569			
Depr	-			
Interest	-			
Taxes	-			
Reorganiztion				
Profit (Loss)	(640,706)	(593,475)	(13,575)	(1,247,756)
Professional Fees				
Post petition payroll taxes	58,260	53,292	59,756	171,309
Headcount	59	59	53	

BCI
Bank Accounts September-23

UMB - Operating GL 10700 9872619714	Beg Bal: 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date	
TOTAL AVAILABLE CASH - UMB-Operating	-	-	-	-	-	-	-	

UMB POST PETITION GL 10510 9842675509	Beg Bal: 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date	
BEGINNING CASH BALANCE		51,911.87	3,482.62	12,900.11	12,569.35	11,857.05	23,729.74	
Checks received							-	DEPS
Xfr from Ittella			172,000.00	3,200.00		60,000.00	1,279,200.00	XFR IN
Alani Nutrition							-	DEPS
Atlas Bar wire							-	DEPS
Brite way wire							-	DEPS
Curated Healthy wire							-	DEPS
D's Naturals wire							-	DEPS
I Nutrition wire							-	DEPS
Muse Nutrition wire							-	DEPS
National Food							-	DEPS
Nutriscience wire							-	DEPS
Org Nutrition wire							-	DEPS
Sakara Life wire							-	DEPS
Tnuva wire							-	DEPS
True North							-	DEPS
Yosemite Protein wire							-	DEPS
Xfr from UMB-Pre-pet		-	-	-	-	-	-	XFR
Other receipts							2,995.70	DEPS
							-	
DEPOSITS SUB-TOTAL		-	172,000.00	3,200.00	-	60,000.00	1,282,195.70	
Bank charges							(527.15)	PMTS
Cleared Ck		(1,075.07)	(3,750.43)	(328.26)	(712.30)	(1,074.47)	(60,227.84)	
ADP Payroll							(228,132.15)	PR
ADP fees						(903.97)	(1,323.31)	PR
Acensus							(41.78)	PR
Vendor wires		(47,354.18)	(158,832.08)	(3,202.50)		(59,723.47)	(962,470.51)	PMTS
Dominion Energy							-	PMTS
First Energy							(16,081.62)	PMTS
Ohio BWC							(26,965.94)	PMTS
Spectrum							-	PMTS
T-mobile							-	PMTS
Waste Mgmt							-	PMTS
Other ACH							-	PMTS
Xfr to 9714 pre pet							-	XFR
Xfr to Ittella							-	XFR
To NMFD							-	XFR
TOTAL CASH - UMB POST PETITION	23,729.74	3,482.62	12,900.11	12,569.35	11,857.05	10,155.14	10,155.14	
Actual Bank Balance		3,482.62	12,900.11			10,155.14	10,155.14	
		(0.00)	(0.00)			(0.00)	0.00	

Outstanding Checks	Beg Bal: 8/31/2023	Mon 9/25	Tue 9/26	Wed 9/27	Thu 9/28	Fri 9/29	Month To Date	
BEGINNING BALANCE		(17,229.47)	(19,367.08)	(15,616.65)	(15,288.39)	(14,576.09)	(10,089.32)	
Issued Checks		(3,212.68)					(64,393.18)	PMTS
UMB							-	XFR OUT
Cleared checks (from above)		1,075.07	3,750.43	328.26	712.30	1,074.47	60,227.84	
Other Adj (void checks, etc)							753.04	PMTS
ENDING OUTSTANDING CHECKS	(10,089.32)	(19,367.08)	(15,616.65)	(15,288.39)	(14,576.09)	(13,501.62)	(13,501.62)	
TOTAL AVAILABLE CASH - UMB POST PETITION	13,640.42	(15,884.46)	(2,716.54)	(2,719.04)	(2,719.04)	(3,346.48)	(3,346.48)	
GRAND TOTAL - AVAILABLE CASH ALL ACCOUNTS	13,640.42	(15,884.46)	(2,716.54)	(2,719.04)	(2,719.04)	(3,346.48)	(3,346.48)	
less UMB owed		-	-	-	-	-		
REVISED AVAILABILITY	13,640.42	(15,884.46)	(2,716.54)	(2,719.04)	(2,719.04)	(3,346.48)	(3,346.48)	

111

Beg Balance		34,682.40	(15,884.46)	(2,716.54)	(2,719.04)	(2,719.04)	13,640.42
Deposits		-	-	-	-	-	2,995.70
Loan xfr out (sweep)		-	-	-	-	-	-
Xfr interco		-	172,000.00	3,200.00	-	60,000.00	1,279,200.00
Payroll		-	-	-	-	(903.97)	(229,497.24)
Vendor payments issued		(50,566.86)	(158,832.08)	(3,202.50)	-	(59,723.47)	(1,069,685.36)
End Bal	13,640.42	(15,884.46)	(2,716.54)	(2,719.04)	(2,719.04)	(3,346.48)	(3,346.48)
	-	(0.00)	(0.00)	(0.00)	(0.00)	(0.00)	0.00

OUTGOING PAYMENTS

DATE	TYPE	CK#	NAME	AMOUNT	EXP	BANK	DIV	
9/1/2023	CHECK	54025	Rochester Midland Corp	$2,797.41	SANITATION	UMB	BCI	
9/1/2023	CHECK	54026	PNM Development Group	$8,708.33	UTILITIES	UMB	BCI	
9/1/2023	CHECK	54027	Ohio Edison	$13,965.74	UTILITIES	UMB	BCI	
9/1/2023	CHECK	54028	Model Uniforms	$1,141.88	UNIFORM	UMB	BCI	
09/01/2023	Outgoing Money Transfer		PENHURST REALTY	20,000.00	RENT	UMB	BCI	
09/01/2023	Outgoing Money Transfer		MILL HAVEN FOODS	18,008.42	INVENTORY	UMB	BCI	
09/01/2023	Outgoing Money Transfer		CORPTEMPS	20,000.00	TEMP LABOR	UMB	BCI	
			WE 9/1/23	$84,621.78				
				(84,621.78)				
				-				
9/5/2023	BANK FEES		Misc. Fees	527.15	BANK FEES	UMB	BCI	
09/06/2023	Misc. Debit		KRUGER	13,971.40	EQUIP RENTAL	UMB	BCI	
09/06/2023	Outgoing Money Transfer		IRON CITY WOOD	3,843.00	WHSE SUPPLIES	UMB	BCI	
09/06/2023	Outgoing Money Transfer		FLAVORSUM	3,418.80	INVENTORY	UMB	BCI	
09/06/2023	Outgoing Money Transfer		VERITIV	3,549.00	INVENTORY	UMB	BCI	
09/06/2023	Outgoing Money Transfer		CORPTEMPS	31,073.81	TEMP LABOR	UMB	BCI	
09/06/2023	Outgoing Money Transfer		NORTHERN HASEROT	2,848.32	INVENTORY	UMB	BCI	
09/07/2023	OUTGOING WIRE		DELTA PROTEIN	80,500.00	INVENTORY	UMB	BCI	
09/07/2023	OUTGOING WIRE		JUST IN TIME STAFFING	26,581.52	TEMP LABOR	UMB	BCI	
09/07/2023	OUTGOING WIRE		VERITIV	4,504.03	INVENTORY	UMB	BCI	
09/07/2023	OUTGOING WIRE		MAYS CHEMICAL	42,724.50	INVENTORY	UMB	BCI	
09/07/2023	OUTGOING WIRE		BATORY FOODS	4,267.80	INVENTORY	UMB	BCI	
9/6/2023	CHECK	54029	OK Kosher Certification	608.84	LICENSE	UMB	BCI	
09/08/2023	OUTGOING WIRE		GLANBIA NUTRITIONALS	51,437.25	INVENTORY	UMB	BCI	
09/08/2023	OUTGOING WIRE		VERITIV	3,459.00	INVENTORY	UMB	BCI	
09/08/2023	OUTGOING WIRE		FLAVORSUM	1,492.89	INVENTORY	UMB	BCI	
			WE 9/8/23	$274,807.31				
				(274,807.31)				
				-				
09/11/2023	OUTGOING WIRE		CORPTEMPS	20,000.00	TEMP LABOR	UMB	BCI	
09/11/2023	OUTGOING WIRE		FALLSWAY	1,780.36	REPAIRS	UMB	BCI	
09/13/2023	EFT		OHIO BWC	26,965.94	UTILITIES	UMB	BCI	
9/11/2023	CHECK	54030	Vanguard International Solution:	753.04	PRODUCTION SUPPLIES	UMB	BCI	
9/11/2023	CHECK	54031	TNT EXTERMINATING COMPANY	640.70	PEST CONTROL	UMB	BCI	
9/11/2023	CHECK	54032	Staples Credit Plan	199.52	OFFICE SUPPLIES	UMB	BCI	
9/11/2023	CHECK	54033	Professional GroundKeepers, Inc	234.85	UTILITIES	UMB	BCI	
9/11/2023	CHECK	54034	Penske Truck Leasing Co., L.P.	1,666.94	TRUCK LEASE	UMB	BCI	
9/11/2023	CHECK	54035	Municipal Emergency Service De	439.59	SAFETY SUPPLIES	UMB	BCI	
9/11/2023	CHECK	54036	Model Uniforms	5,810.83	UNIFORMS	UMB	BCI	
9/11/2023	CHECK	54037	Custom Packing & Inspecting Inc	8,159.50	WHSE EXPENSE	UMB	BCI	
9/11/2023	CHECK	54038	Charter Communications	780.88	INTERNET	UMB	BCI	
09/14/2023	OUTGOING WIRE		ORACLE	19,113.76	LICENSE	UMB	BCI	
09/15/2023	OUTGOING WIRE		CIGNA HEALTH	46,788.80	46,788.80	46,788.80	46,788.80	46,788.80
09/15/2023	OUTGOING WIRE		SKIDMORE SALES	3,292.50	INVENTORY	UMB	BCI	
09/15/2023	OUTGOING WIRE		VERITIV	2,015.87	INVENTORY	UMB	BCI	
09/15/2023	OUTGOING WIRE		BARCHEMY	1,150.00	INVENTORY	UMB	BCI	
09/15/2023	OUTGOING WIRE		CORPTEMPS	20,000.00	TEMP LABOR	UMB	BCI	
			WE 9/15/23	$159,793.08				
				(159,793.08)				
				-				
09/21/2023	OUTGOING WIRE		WADSWORTH	2,765.78	REPAIRS	UMB	BCI	
09/21/2023	OUTGOING WIRE		CORPTEMPS	23,728.59	TEMP LABOR	UMB	BCI	
09/21/2023	OUTGOING WIRE		BLOMMER	156,066.30	INVENTORY	UMB	BCI	
09/19/2023	OUTGOING WIRE		JUST IN TIME	18,228.45	TEMP LABOR	UMB	BCI	
09/19/2023	OUTGOING WIRE		CORPTEMPS	26,748.13	TEMP LABOR	UMB	BCI	
9/20/2023	CHECK	54039	Wells Fargo Vendor Financial Services	$712.30	EQUIP RENT	UMB	BCI	
9/20/2023	CHECK	54040	Tennant Sales & Service	$328.26	REPAIRS	UMB	BCI	
9/20/2023	CHECK	54041	Rochester Midland Corp	$1,074.47	SANITATION	UMB	BCI	
9/20/2023	CHECK	54042	PNM Development Group	$3,750.43	UTILITIES	UMB	BCI	
9/20/2023	CHECK	54043	Micro Doctor IT	$8,653.95	SOFTWARE EXP	UMB	BCI	
09/22/2023	OUTGOING WIRE		CORPTEMPS	20,000.00	TEMP LABOR	UMB	BCI	
09/22/2023	EFT		FIRST ENERGY	16,081.62	UTILITIES	UMB	BCI	
			WE 9/22/23	$278,138.28				
				(278,138.28)				
				-				
09/25/2023	OUTGOING WIRE		DELTA PROTEINS	2,118.78	INVENTORY	UMB	BCI	
09/25/2023	OUTGOING WIRE		JUST IN TIME STAFFING	45,235.40	TEMP LABOR	UMB	BCI	

Row Labels	Sum of AMOUNT
BANK FEES	527.15
EQUIP RENT	712.30
EQUIP RENTAL	13,971.40
HEALTH INS	46,788.80
INTERNET	1,479.88
INVENTORY	550,616.16
LICENSE	19,722.60
OFFICE SUPPLIES	199.52
PEST CONTROL	640.70
PRODUCTION SUPPL	1,870.36
RENT	20,000.00
REPAIRS	7,640.18
SAFETY SUPPLIES	439.59
SANITATION	3,871.88
SOFTWARE EXP	8,653.95
TEMP LABOR	297,622.97
TRUCK LEASE	1,720.34
UNIFORM	1,141.88
UNIFORMS	7,096.01
UTILITIES	69,764.69
WHSE EXPENSE	8,159.50
WHSE SUPPLIES	7,045.50
Grand Total	**1,069,685.36**

9/25/2023	CHECK	54044	Vanguard International Solutions LLC	$1,080.08	PRODUCTION SUPPLIES	UMB	BCI
9/25/2023	CHECK	54045	Penske Truck Leasing Co., L.P.	$53.40	TRUCK LEASE	UMB	BCI
9/25/2023	CHECK	54046	Model Uniforms	$1,285.18	UNIFORMS	UMB	BCI
9/25/2023	CHECK	54047	City of Girard Utilities Bills	$57.78	UTILITIES	UMB	BCI
9/25/2023	CHECK	54048	Charter Communications	$699.00	INTERNET	UMB	BCI
9/25/2023	CHECK	54049	Buckeye Welder Sales	$37.24	PRODUCTION SUPPLIES	UMB	BCI
09/26/2023	OUTGOING WIRE		WADSWORTH	2,765.78	REPAIRS	UMB	BCI
09/26/2023	OUTGOING WIRE		BLOMMER	156,066.30	INVENTORY	UMB	BCI
09/27/2023	OUGOING WIRE		IRON CITY WOOD	3,202.50	WHSE SUPPLIES	UMB	BCI
09/29/2023	OUGOING WIRE		KRUGER	13,696.40	INVENTORY	UMB	BCI
09/29/2023	OUGOING WIRE		CORPTEMPS	20,000.00	TEMP LABOR	UMB	BCI
09/29/2023	OUGOING WIRE		CORPTEMPS	26,027.07	TEMP LABOR	UMB	BCI
			WE 9/29/23	$272,324.91			
				(272,324.91)			

PAYROLL

DATE	TYPE	CK#	NAME	AMOUNT	BANK	DIV
09/01/2023	EFT		ADP FEES	191.58	UMB	BCI
			WE 9/1/23	191.58		
				(191.58)		
				-		
09/07/2023	EFT		ADP WAGE PAY WAGE PAY BCI ACQ	83,371.04	UMB	BCI
09/07/2023	EFT		ADP Tax ADP Tax BCI ACQUISITION	31,221.85	UMB	BCI
09/07/2023	EFT		ADP WAGE GARN WAGE GARN BCI A	2,348.71	UMB	BCI
09/08/2023	EFT		ACENSUS-401K	20.89	UMB	BCI
			WE 9/8/23	116,962.49		
				(116,962.49)		
				-		
09/15/2023	EFT		ADP FEES	193.60	UMB	BCI
			WE 9/15/23	193.60		
				(193.60)		
				-		
09/21/2023	EFT		ADP WAGE GARN WAGE GARN BCI A	2,306.33	UMB	BCI
09/21/2023	EFT		ADP Tax ADP Tax BCI ACQUISITION	28,534.51	UMB	BCI
09/21/2023	EFT		ADP WAGE PAY WAGE PAY BCI ACQ	80,349.71	UMB	BCI
09/20/2023	Pre-authorized ACH Debit		ACENSUS-401K	20.89	UMB	BCI
09/22/2023	EFT		ADP FEES	34.16		
			WE 9/22/23	111,245.60		
				(111,245.60)		
				-		
09/29/2023	EFT		ADP FEES	205.66	UMB	BCI
09/29/2023	EFT		ADP FEES	698.31	UMB	BCI
			WE 9/29/23	903.97		
				(903.97)		
				-		

Row Labels	Sum of AMOUNT
ACENSUS-401K	41.78
ADP FEES	1,323.31
ADP Tax ADP Tax BCI ACQUISITION	59,756.36
ADP WAGE GARN WAGE GARN BCI ACQUISITION BCIAC	4,655.04
ADP WAGE PAY WAGE PAY BCI ACQUISITION BCI AC	163,720.75
Grand Total	**229,497.24**

DEPOSITS

DATE	TYPE	NAME	AMOUNT	BANK	DIV
09/14/2023	Miscellaneous Credi	CREDIT FOR FORGED ENDC	2,995.70	UMB	BCI
		WE 9/15/23	2,995.70		
			2,995.70		
			-		

UMB

Mailstop 1170103D
P.O. Box 419226
Kansas City, MO 64141-6226

Statement Period Start: September 1, 2023
Statement Period End: September 30, 2023

RETURN SERVICE REQUESTED

00015288 TUMBDS01093023024311 01 000000000 0015302 008

00015288 0089350 0001-0008

BCI ACQUISITION INC DEBTOR-IN-POSSESSION
CACBKE 2:23-BK-14155-SK
OPERATING ACCOUNT POST PETITION
6305 ALONDRA BLVD
PARAMOUNT CA 90723-3750

CUSTOMER SERVICE

Customer Service Phone:
1.866.204.3913

Written Inquiries:
UMB Bank, n.a.
P.O. Box 419226
Kansas City, MO 64141-6226

UMB.com

CORPORATE BANKRUPTCY - NON-INTEREST

Account Number: [redacted]**5509**

Account Title(s): **BCI ACQUISITION INC DEBTOR-IN-POSSESSION**
CACBKE 2:23-BK-14155-SK
OPERATING ACCOUNT POST PETITION

Account Summary

Beginning Balance as of 09/01/2023	**$23,729.74**	Total Days in Statement Period	30
+ Deposits and Credits (24)	$1,282,195.70		
- Withdrawals and Debits (75)	$1,295,243.15		
- Service Charges and Fees	$527.15		
Ending Balance as of 09/30/2023	**$10,155.14**		

MEMBER FDIC

EQUAL HOUSING LENDER

Terms and Conditions
All deposits to, withdrawals from or other transactions pertaining to your account(s) are subject to the terms and conditions of the agreement you received when you opened your account and any amendments thereto. Amendments to the agreement may be made from time to time in the manner stated therein.

In Case of Errors or Questions About Your Electronic Transfers: Please contact us at the phone number or address shown on the front of this statement. If you think your statement or receipt is wrong or if you need more information about a transfer on your statement or receipt, we must hear from you no later than 60 days after we have sent you the first statement on which the error or problem occurred. Please (1) tell us your name and account number. (2) describe the error or transfer you are unsure about; (3) explain as clearly as you can why you believe there is an error or why you need more information and (4) tell us the dollar amount of the suspected error. We will tell you the results of our investigation within ten (10) business days after we hear from you and we will correct any error promptly. If we need more time, however, we may take up to forty-five (45) days to investigate your complaint or question. If we decide to do this, we will provisionally credit your account within ten (10) days, for the amount you think is in error, so that you will have the use of the money during the time it takes us to complete our investigation.

Go Paperless: Sign up for electronic statements today. Statement preferences may be assigned in Online Banking or by calling the customer service phone number on the front of this statement.

Contact information changes: It's important to keep your contact information up-to-date. Update your address, email and phone number in Online Banking or by calling the customer service phone number on the front of this statement.

00015288 0089352 0003-0008

Transaction Detail

Date	Description	Deposits	Withdrawals
Sep 01	ONLINE BANKING TRANSFER FROM 9872675525	40,000.00	
Sep 01	ONLINE BANKING TRANSFER FROM 9872675525	20,000.00	
Sep 01	WIRE TRANSFER WITHDRAWAL 00901017728		20,000.00
Sep 01	WIRE TRANSFER WITHDRAWAL 00901019313		20,000.00
Sep 01	WIRE TRANSFER WITHDRAWAL 00901017730		18,008.42
Sep 01	ADP PAYROLL FEES ADP FEES 640608898BCI ACQUIS		191.58
Sep 05	ONLINE BANKING TRANSFER FROM 9872675525	120,000.00	
Sep 05	ANALYSIS SERVICE CHARGE(S)		527.15
Sep 05	CHECK # 54022		580.50
Sep 05	CHECK # 54020		412.93
Sep 06	ONLINE BANKING TRANSFER FROM 9872675525	60,000.00	
Sep 06	WIRE TRANSFER WITHDRAWAL 00906006872		31,073.81
Sep 06	INTERNATIONAL FUNDS TRANSFER DEBIT		13,971.40
Sep 06	WIRE TRANSFER WITHDRAWAL 00906006868		3,843.00
Sep 06	WIRE TRANSFER WITHDRAWAL 00906006870		3,549.00
Sep 06	WIRE TRANSFER WITHDRAWAL 00906006871		3,418.80
Sep 06	WIRE TRANSFER WITHDRAWAL 00906006869		2,848.32
Sep 07	ONLINE BANKING TRANSFER FROM 9872675525	160,000.00	
Sep 07	WIRE TRANSFER WITHDRAWAL 00907014903		80,500.00
Sep 07	WIRE TRANSFER WITHDRAWAL 00907014907		42,724.50
Sep 07	WIRE TRANSFER WITHDRAWAL 00907014906		26,581.52
Sep 07	WIRE TRANSFER WITHDRAWAL 00907014905		4,504.03
Sep 07	WIRE TRANSFER WITHDRAWAL 00907014904		4,267.80
Sep 07	ADP WAGE PAY WAGE PAY BCI ACQUISITION BCI		83,371.04
Sep 07	ADP TAX ADP TAX BCI ACQUISITION		31,221.85
Sep 07	CHECK # 54027		13,965.74
Sep 07	CHECK # 54026		8,708.33
Sep 07	ADP WAGE GARN WAGE GARN BCI ACQUISITION BCI		2,348.71
Sep 08	ONLINE BANKING TRANSFER FROM 9872675525	60,000.00	
Sep 08	WIRE TRANSFER WITHDRAWAL 00908010510		51,437.25
Sep 08	WIRE TRANSFER WITHDRAWAL 00908010513		3,459.00
Sep 08	WIRE TRANSFER WITHDRAWAL 00908010508		1,492.89
Sep 08	CHECK # 54023		2,864.99
Sep 08	ASCENSUS TRUST RET PLAN 0000BCI ACQUISITION		20.89
Sep 11	ONLINE BANKING TRANSFER FROM 9872675525	30,000.00	
Sep 11	WIRE TRANSFER WITHDRAWAL 00911008309		20,000.00
Sep 11	WIRE TRANSFER WITHDRAWAL 00911007959		1,780.36
Sep 11	CHECK # 54021		5,035.50
Sep 11	CHECK # 54028		1,141.88
Sep 12	CHECK # 54025		2,797.41
Sep 12	CHECK # 54029		608.84
Sep 13	ONLINE BANKING TRANSFER FROM 9872675525	50,000.00	
Sep 13	OHIO BWC PAYMENT BCI ACQUISITION INC		26,965.94
Sep 14	CREDIT FOR FORGED ENDORSEMENT CLAIM 27428AXL	2,995.70	
Sep 14	ONLINE BANKING TRANSFER FROM 9872675525	20,000.00	
Sep 14	WIRE TRANSFER WITHDRAWAL 00914008592		19,113.76
Sep 15	ONLINE BANKING TRANSFER FROM 9872675525	54,000.00	
Sep 15	ONLINE BANKING TRANSFER FROM 9872675525	20,000.00	
Sep 15	WIRE TRANSFER WITHDRAWAL 00915020787		46,788.80
Sep 15	WIRE TRANSFER WITHDRAWAL 00915013241		20,000.00
Sep 15	WIRE TRANSFER WITHDRAWAL 00915020788		3,292.50
Sep 15	WIRE TRANSFER WITHDRAWAL 00915020789		2,015.87
Sep 15	WIRE TRANSFER WITHDRAWAL 00915020790		1,150.00
Sep 15	ADP PAYROLL FEES ADP FEES 641533259BCI ACQUIS		193.60
Sep 18	ONLINE BANKING TRANSFER FROM 9872675525	45,000.00	
Sep 19	ONLINE BANKING TRANSFER FROM 9872675525	112,000.00	
Sep 19	WIRE TRANSFER WITHDRAWAL 00919000773		26,748.13

Transaction Detail (Continued)

Date	Description	Deposits	Withdrawals
Sep 19	WIRE TRANSFER WITHDRAWAL 00919000776		18,228.45
Sep 19	CHECK # 54034		1,666.94
Sep 19	CHECK # 54030		753.04
Sep 20	CHECK # 54037		8,159.50
Sep 20	CHECK # 54036		5,810.83
Sep 20	ASCENSUS TRUST RET PLAN 0000BCI ACQUISITION		20.89
Sep 21	ONLINE BANKING TRANSFER FROM 9872675525	160,000.00	
Sep 21	ONLINE BANKING TRANSFER FROM 9872675525	25,000.00	
Sep 21	WIRE TRANSFER WITHDRAWAL 00921007820		156,066.30
Sep 21	WIRE TRANSFER WITHDRAWAL 00921006491		23,728.59
Sep 21	WIRE TRANSFER WITHDRAWAL 00921007821		2,765.78
Sep 21	ADP WAGE PAY WAGE PAY BCI ACQUISITION BCI		80,349.71
Sep 21	ADP TAX ADP TAX BCI ACQUISITION		28,534.51
Sep 21	ADP WAGE GARN WAGE GARN BCI ACQUISITION BCI		2,306.33
Sep 21	CHECK # 54038		780.88
Sep 22	ONLINE BANKING TRANSFER FROM 9872675525	48,000.00	
Sep 22	ONLINE BANKING TRANSFER FROM 9872675525	20,000.00	
Sep 22	WIRE TRANSFER WITHDRAWAL 00922000860		20,000.00
Sep 22	FIRSTENERGY OPCO FE ECHECK BELMONT CONFECTIONS		16,081.62
Sep 22	ADP PAYROLL FEES ADP FEES 642014204BCI ACQUIS		34.16
Sep 25	WIRE TRANSFER WITHDRAWAL 00925006460		45,235.40
Sep 25	WIRE TRANSFER WITHDRAWAL 00925006462		2,118.78
Sep 25	CHECK # 54031		640.70
Sep 25	CHECK # 54033		234.85
Sep 25	CHECK # 54032		199.52
Sep 26	ONLINE BANKING TRANSFER FROM 9872675525	158,000.00	
Sep 26	ONLINE BANKING TRANSFER FROM 9872675525	13,000.00	
Sep 26	ONLINE BANKING TRANSFER FROM 9872675525	1,000.00	
Sep 26	WIRE TRANSFER WITHDRAWAL 00926006393		156,066.30
Sep 26	WIRE TRANSFER WITHDRAWAL 00926006394		2,765.78
Sep 26	CHECK # 54042		3,750.43
Sep 27	ONLINE BANKING TRANSFER FROM 9872675525	3,200.00	
Sep 27	WIRE TRANSFER WITHDRAWAL 00927006257		3,202.50
Sep 27	CHECK # 54040		328.26
Sep 28	CHECK # 54039		712.30
Sep 29	ONLINE BANKING TRANSFER FROM 9872675525	34,000.00	
Sep 29	ONLINE BANKING TRANSFER FROM 9872675525	26,000.00	
Sep 29	WIRE TRANSFER WITHDRAWAL 00929020569		26,027.07
Sep 29	WIRE TRANSFER WITHDRAWAL 00929015230		20,000.00
Sep 29	INTERNATIONAL FUNDS TRANSFER DEBIT		13,696.40
Sep 29	CHECK # 54041		1,074.47
Sep 29	ADP PAYROLL FEES ADP FEES 643054334BCI ACQUIS		698.31
Sep 29	ADP PAYROLL FEES ADP FEES 642488837BCI ACQUIS		205.66
Totals		**$1,282,195.70**	**$1,295,770.30**

Checks Posted

* Indicates a Skip in Check Number(s)

Check No.	Date	Amount	Ref No.	Check No.	Date	Amount	Ref No.
54020	Sep 05	412.93	00082247000	54029	Sep 12	608.84	00082170482
54021	Sep 11	5,035.50	00081210729	54030	Sep 19	753.04	00082255722
54022	Sep 05	580.50	00082229919	54031	Sep 25	640.70	00081143217
54023	Sep 08	2,864.99	00085143177	54032	Sep 25	199.52	00081154081
* 54025	Sep 12	2,797.41	00082174745	54033	Sep 25	234.85	00081143438
54026	Sep 07	8,708.33	00084176599	54034	Sep 19	1,666.94	00082273055
54027	Sep 07	13,965.74	00084165490	* 54036	Sep 20	5,810.83	00083187903
54028	Sep 11	1,141.88	00081214467	54037	Sep 20	8,159.50	00083178970

Checks Posted (Continued)

* Indicates a Skip in Check Number(s)

Check No.	Date	Amount	Ref No.	Check No.	Date	Amount	Ref No.
54038	Sep 21	780.88	00084151940	54041	Sep 29	1,074.47	00085140304
54039	Sep 28	712.30	00084000820	54042	Sep 26	3,750.43	00082216139
54040	Sep 27	328.26	00083193793				

End of Day - Current Balance

Date	Balance	Date	Balance	Date	Balance	Date	Balance
Sep 01	25,529.74	Sep 11	9,878.55	Sep 18	78,947.53	Sep 25	3,482.62
Sep 05	144,009.16	Sep 12	6,472.30	Sep 19	143,550.97	Sep 26	12,900.11
Sep 06	145,304.83	Sep 13	29,506.36	Sep 20	129,559.75	Sep 27	12,569.35
Sep 07	7,111.31	Sep 14	33,388.30	Sep 21	20,027.65	Sep 28	11,857.05
Sep 08	7,836.29	Sep 15	33,947.53	Sep 22	51,911.87	Sep 29	10,155.14

Images


BCI ACQUISITION, INC.
UMB
54020
PAY TO THE ORDER OF United Parcel Service Inc
$ **412.93
[redacted]

09/05/2023 # 54020 $412.93


BCI ACQUISITION, INC.
UMB
54021
PAY TO THE ORDER OF Trumbull Cty. Water & Sewer
[redacted]

09/11/2023 # 54021 $5,035.50


BCI ACQUISITION, INC.
UMB
54022
PAY TO THE ORDER OF TNT EXTERMINATING COMPANY
[redacted]

09/05/2023 # 54022 $580.50


BCI ACQUISITION, INC.
UMB
54023
PAY TO THE ORDER OF Model Uniforms
[redacted]

09/08/2023 # 54023 $2,864.99


BCI ACQUISITION, INC.
UMB
54025
PAY TO THE ORDER OF Rochester Midland Corp
[redacted]

09/12/2023 # 54025 $2,797.41


BCI ACQUISITION, INC.
UMB
54026
PAY TO THE ORDER OF PHM Development Group
[redacted]

09/07/2023 # 54026 $8,708.33


BCI ACQUISITION, INC.
UMB
54027
PAY TO THE ORDER OF Ohio Edison
[redacted]

09/07/2023 # 54027 $13,965.74


BCI ACQUISITION, INC.
UMB
54028
PAY TO THE ORDER OF Model Uniforms
[redacted]

09/11/2023 # 54028 $1,141.88


BCI ACQUISITION, INC.
UMB
54029
PAY TO THE ORDER OF OK Kosher Certification
[redacted]

09/12/2023 # 54029 $608.84


BCI ACQUISITION, INC.
UMB
54030
PAY TO THE ORDER OF Vanguard International Solutions LLC
[redacted]

09/19/2023 # 54030 $753.04

Images (Continued)


BCI ACQUISITION, INC. 54031
PAY TO THE ORDER OF TNT EXTERMINATING COMPANY
[redacted]

09/25/2023 # 54031 $640.70


BCI ACQUISITION, INC. 54032
PAY TO THE ORDER OF Staples Credit Plan
[redacted]

09/25/2023 # 54032 $199.52


BCI ACQUISITION, INC. 54033
PAY TO THE ORDER OF Professional GroundKeepers, Inc.
[redacted]

09/25/2023 # 54033 $234.85


BCI ACQUISITION, INC. 54034
PAY TO THE ORDER OF Penske Truck Leasing Co., L.P.
[redacted]

09/19/2023 # 54034 $1,666.94


BCI ACQUISITION, INC. 54036
PAY TO THE ORDER OF Model Uniforms
[redacted]

09/20/2023 # 54036 $5,810.83


BCI ACQUISITION, INC. 54037
PAY TO THE ORDER OF Custom Packing & Inspecting Inc
[redacted]

09/20/2023 # 54037 $8,159.50


BCI ACQUISITION, INC. 54038
PAY TO THE ORDER OF Charter Communications
[redacted]

09/21/2023 # 54038 $780.88


BCI ACQUISITION, INC. 54039
PAY TO THE ORDER OF Wells Fargo Vendor Financial Services
[redacted]

09/28/2023 # 54039 $712.30


BCI ACQUISITION, INC. 54040
PAY TO THE ORDER OF Tennant Sales & Service
[redacted]

09/27/2023 # 54040 $328.26


BCI ACQUISITION, INC. 54041
PAY TO THE ORDER OF Rochester Midland Corp
[redacted]

09/29/2023 # 54041 $1,074.47

Images (Continued)


54042
BCI ACQUISITION, INC.
UMB
PAY TO THE ORDER OF PHM Development Group
$ **3,750.43
Three thousand seven hundred fifty and 43/100****
DOLLARS
PHM Development Group
United States
MEMO
[redacted] 5509⑈

09/26/2023 # 54042 $3,750.43